UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2007
Idera Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-31918	04-3072298

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
345 Vassar Street, Cambridge, Massachusetts 02139

(Address of Principal Executive Offices including Zip Code)
Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement
Amendment to Rights Agreement
     On January 16, 2007, Idera Pharmaceuticals, Inc. (the “Company”) entered into Amendment No. 3 (“Amendment No. 3”) to the Rights Agreement, dated as of December 10, 2001, as amended (the “Rights Agreement”), between the Company and Mellon Investor Services LLC, as Rights Agent.
     Amendment No. 3 modifies the definition of Exempted Person under the Rights Agreement to provide that Baker Brothers Investments, together with its affiliates and associates (the “Baker Entities”), will be an Exempted Person under the Rights Agreement until such time as the Baker Entities beneficially own (i) more than 5,375,000 shares of the Company’s common stock (subject to adjustment and disregarding for purposes of the calculation any shares of Common Stock purchased by Baker Entities pursuant to the participation right set forth in the Common Stock Purchase Agreement dated March 24, 2006 by and among the Company, certain Baker Entities and certain other investors named therein) or (ii) less than 14% of the common stock then outstanding once such participation right terminates. Prior to Amendment No. 3, the Rights Agreement provided that the Baker Entities would be deemed an Exempt Person and would not trigger the provisions of the Rights Agreement until such time as it beneficially owned more than 4,375,000 shares of the Company’s common stock (subject to adjustment and disregarding for purposes of the calculation any shares of Common Stock purchased by Baker Entities pursuant to the participation right set forth in the Common Stock Purchase Agreement dated March 24, 2006 by and among the Company, certain Baker Entities and certain other investors named therein). Amendment No. 3 was effected to increase the number of shares of the Company’s Common Stock that the Baker Entities could acquire without triggering the provisions of the Rights Agreement by 1,000,000 shares to a total of 5,375,000 shares.
     Amendment No. 3 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to such Exhibit.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

4.1	Amendment No. 3 to Rights Agreement, dated as of January 16, 2007, by and between the Company and Mellon Investor Services LLC, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.
Date: January 17, 2007	By:	/s/ Robert G. Andersen
Robert G. Andersen
Chief Financial Officer and Vice President of Operations

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 3 to Rights Agreement, dated as of January 16, 2007, by and between the Company and Mellon Investor Services LLC, as amended.